As filed with the Securities and Exchange Commission on October 11, 2002
                                                   Registration No. 333-_______
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                --------------

                                    FORM S-3
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                                --------------

                               MASCO CORPORATION
             (Exact name of Registrant as specified in its charter)

            DELAWARE                                             38-1794485
  (State of other jurisdiction    21001 Van Born Road         (I.R.S. Employer
of incorporation or organization)  Taylor, MI 48180          Identification No.)
                                    (313) 274-7400
       (Address, including zip code, and telephone number including area code, of Registrant's principal executive offices)

                                JOHN R. LEEKLEY
                   Senior Vice President and General Counsel
                               Masco Corporation
                              21001 Van Born Road
                                Taylor, MI 48180
                                 (313) 274-7400
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                --------------

                                   Copies to:
                                JOHN M. BRANDOW
                             Davis Polk & Wardwell
                              450 Lexington Avenue
                            New York, New York 10017
                                 (212) 450-4000

     Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: [X]
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [X] 333-73802
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ] ______
     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ______
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: [ ].

                                --------------

                                 CALCULATION OF REGISTRATION FEE
=======================================================================================================
                                              Proposed Maximum   Proposed Maximum
Title of Each Class of         Amount to be    Offering Price   Aggregate Offering      Amount of
Securities to be Registered     Registered       Per Unit(1)         Price(1)        Registration Fee
-------------------------------------------------------------------------------------------------------
Debt Securities(2)..........   $56,744,000          100%            $56,744,000        $5,220.45
=======================================================================================================

(1) Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(a) under the Securities Act of 1933 and exclusive of accrued interest.

(2) The registrant has previously registered securities with a maximum initial offering price of $1,249,991,452 pursuant to registration statement on Form S-3 (Registration No. 333-73802), as amended (the "Shelf Registration Statement"). As of the date of this registration statement, the aggregate initial offering price of securities which remain to be issued pursuant to the Shelf Registration Statement is $301,600,000.
===============================================================================

Incorporation by Reference of Registration Statement on Form S-3, File No. 333-73802

     Masco Corporation (the "Company") hereby incorporates by reference into this Registration Statement on Form S-3 in its entirety the Registration Statement on Form S-3 (File No. 333-73802) declared effective on January 8, 2002 by the Securities and Exchange Commission (the "Commission"), including each of the documents filed by the Company with the Commission and incorporated or deemed to be incorporated by reference therein and all exhibits thereto.

Exhibits

     The following documents are filed as exhibits to this Registration
Statement.

   Exhibit
   Number                          Description
   -------    -----------------------------------------------------------------
        5     Opinion of John R. Leekley
     23.1     Consent of PricewaterhouseCoopers LLP
     23.2     Consent of John R. Leekley (included in Exhibit 5)
       25     Powers of Attorney (included on signature page of Registration
              Statement on Form S-3, File No. 333-73802)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Taylor, State of Michigan, on this 10th day of October, 2002.

                                            MASCO CORPORATION

                                            By: /s/ Timothy Wadhams
                                               ---------------------------------
                                               Name:  Timothy Wadhams
                                               Title: Vice President and
                                                      Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacity and on the dates indicated.

                 Signature                                       Title                                Date
                 ---------                                       -----                                ----

PRINCIPAL EXECUTIVE OFFICER:
                                               Chairman and Chief Executive Officer and
                     *                                         Director                         October 10, 2002
---------------------------------------------
            Richard A. Manoogian

PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER:


            /s/ Timothy Wadhams               Vice President and Chief Financial Officer        October 10, 2002
---------------------------------------------
              Timothy Wadhams

                     *                                         Director                         October 10, 2002
---------------------------------------------
             Thomas G. Denomme

                     *                                         Director                         October 10, 2002
---------------------------------------------
                Peter A. Dow

                     *                                         Director                         October 10, 2002
---------------------------------------------
           Anthony F. Earley, Jr.

                     *                                         Director                         October 10, 2002
---------------------------------------------
              Verne G. Istock




                 Signature                                       Title                                Date
                 ---------                                       -----                                ----


                     *                           President and Chief Operating Officer          October 10, 2002
---------------------------------------------
             Raymond F. Kennedy

                     *                                         Director                         October 10, 2002
---------------------------------------------
               Wayne B. Lyon

                     *                                         Director                         October 10, 2002
---------------------------------------------
            Mary Ann Van Lokeren


*By:      /s/ Timothy Wadhams
    -----------------------------------------
              Attorney-in-fact

EXHIBITS

  Exhibit
   Number                               Description
  -------     ------------------------------------------------------------------
        5     Opinion of John R. Leekley
     23.1     Consent of PricewaterhouseCoopers LLP
     23.2     Consent of John R. Leekley (included in Exhibit 5)
       25     Powers of Attorney (included on signature page of Registration
              Statement on Form S-3, File No. 333-73802)